Annual Report

Growth Stock Fund

December 31, 2000

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Growth Stock Fund

o As reality returned to the stock market, your fund lost ground during the past six months but managed to keep its head just above water for the year.

o We are pleased that the fund did relatively well versus its benchmarks but were disappointed with the performance of our technology stocks.

o We have been positioning the fund to take advantage of the trend away from PC companies and old telecom equipment firms toward optical, outsourcing, storage, and Internet infrastructure companies.

o Our portfolio holdings should do relatively well in a slowing economy, and we are optimistic about the prospect for moderate gains in 2001. a

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

During the last six months of 2000, the phrase "economic cycle" was reintroduced to the market as the economy eased slowly at first and then more dramatically in late November and December. In sharp contrast to the speculative valuations placed on the New Economy stocks in December 1999, valuations contracted as investors shunned technology stocks throughout much of 2000. In this difficult environment, your fund lost ground during the second half but managed to keep its head just above water for the year.

Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 12/31/00                     6 Months            12 Months

     Growth Stock Fund                            -7.28%                 0.27%


     S&P 500 Index                                 -8.72                -9.11

     Lipper Growth Funds Average                  -10.43                -7.61


     During the second half of 2000, the unmanaged Standard & Poor's 500 Stock Index declined 8.72% as concern about the economy affected earnings expectations and valuations. Your fund performed slightly better than the S&P 500 and significantly better than the Lipper Growth Funds Average-the benchmark for similar funds. Over the 12-month period, the fund was basically flat while the S&P 500 and the Lipper average were down 9.11% and 7.61%, respectively. While we are pleased with our relative performance, we were disappointed with the performance of several holdings including Microsoft, Dell Computer, and WorldCom.

YEAR-END DISTRIBUTIONS

     On December 12, your Board of Directors declared an income dividend of $0.07, a long-term capital gain distribution of $4.80, and a short-term capital gain distribution of $1.48. The dividend and capital gain distributions were paid on December 14, 2000, to shareholders of record on December 12. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 2000 tax purposes.


MARKET ENVIRONMENT

     During the past six months, slowly fading euphoria turned to mass pessimism. Investors continued to rotate through market sectors by bidding up one group while throwing out other stocks with little concern for prices paid and received. This environment is disturbing to those of us who like to make longer-term investments in companies. Over time it results in too much capital moving into and out of sectors at inappropriate times. Part of the problems in 2000 came from investors tossing money at poorly conceived Internet businesses where business plans evolved after the money was received. In addition, investors rewarded telecom service companies for rapid growth without concern for return on investment.

     Despite Changing Sentiment, We Believe in Holding Solid Companies Long Term In addition to the problems mentioned above, market volatility makes our buy-and-hold approach more difficult as we realize sector euphoria is fleeting. As you will notice in the Major Portfolio Changes table following this letter, we trimmed and added various positions during the period. However, it is important to understand that we rarely eliminate the stocks of companies that we believe will provide solid returns over time and continue to fit our investment criteria.

     While sentiment changes inappropriately at times, the decline in technology stocks in 2000 was very much based on deteriorating fundamentals. The start of this deterioration was caused by the hangover of the investment party of 1998 and 1999, which saw spending on technology and telecom equipment rise to unwarranted levels. As the return on this investment proved to be disappointing, demand for these stocks dropped. This slowdown, combined with skyrocketing oil prices and rising interest rates, had a negative impact on both equity markets and consumer confidence.


INVESTMENT REVIEW

     The second half of 2000 was difficult for growth stocks in general, and for technology shares in particular. One measure of the swoon in technology is the Lipper Science & Technology Fund Index, which was down nearly 36% during the past six months. One can logically ask, "Why did this take place in a growing economy?" First, technology stocks were priced for perfection, meaning that their valuations reflected unrealistic expectations for top performance at the corporate level into the indefinite future. Second, excess spending in earlier periods created difficult earnings expectations and a buildup of inventories.

     Fund Performance Benefited From Our Safer Growth Holdings

     Strength in the portfolio came from our positions in safer growth companies. Several holdings, which surprised us with weak performance in 1999 although fundamentals were strong, rebounded strongly in 2000. The list includes companies from a broad array of sectors, and included Freddie Mac, Fannie Mae, Safeway, Philip Morris, and UnitedHealth Group. In addition, our pharmaceutical stocks had a solid six months and a strong 2000.

Sector Diverification

     Technology                                                    33

     Financial                                                     20

     Cons. Nondurables                                             17

     Cons. Services                                                13

     Energy                                                         6

     Capital Equipment                                              4

     Other                                                          3

     Reserves                                                       4


     The weakest positions in the portfolio, as might be expected, were technology stocks. Microsoft and Dell Computer disappointed us due to softness in PC demand. Sprint PCS and Nextel Communications suffered from greater competition in cellular services. Cisco Systems and Nortel Networks also declined as expectations grew that telecom spending would decline substantially in 2001.

     We Bought and Sold Stocks Based on Changing Themes

     While we made many changes in the portfolio, the movements followed specific themes: we believe the economic trend is away from PC companies and old telecom equipment firms toward optical, outsourcing, storage, and Internet infrastructure companies. In previous reports, we stated that a slowing economy is favorable for our fund because, in tough times, blue chip growth companies usually shine. As a result, your portfolio held up reasonably well considering the extent of the recent sell-off.

     Assuming we are correct that the economy will improve in the second half of 2001, the relative environment will be more difficult. Therefore, we will position the fund for slightly greater risk while the economy is stalling so that we may emerge from the slump in a strong position. However, this investment strategy will not significantly affect our core holdings or compromise our approach to growth investing. We will continue to focus on strong management, cash generation, and consistent growth. The Portfolio Characteristics table and the chart on page 5 show the fund's financial profile compared with that of the S&P 500.

Portfolio Characteristics
--------------------------------------------------------------------------------
  x                                           Growth Stock
  x                                               Domestic
  As of 12/31/00                                 Portfolio              S&P 500
--------------------------------------------------------------------------------

  Earnings Growth Rate

       Past 5 Years                                 19.3%               14.3%

       Projected 5 Years *                          16.1                14.1

  Dividend Growth Rate

       Past 5 Years                                 14.1                11.0

       Projected 5 Years *                           9.5                 9.0

  Return on Equity

       Past 5 Years                                 24.6                23.1

     Long-Term Debt as
     Percent of Capital                             29.1                31.2

     P/E Ratio (12-month forward
     projected earnings)                           27.4X               24.0X

  *Forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.


OUTLOOK

     During the first week of the new year, the Federal Reserve surprised the market with a half-percentage-point cut in the key fed funds rate. The move reflected deteriorating domestic economic conditions and demonstrated the Fed's willingness to supply liquidity to a stalled economy. If history is any guide, the rate cut should help reinvigorate the stock market, although an easier monetary policy normally takes some time to affect the economy.

     We expect growth outside the U.S. to be stronger in the first half of the year, with emerging markets showing the greatest growth and Japan the slowest. Overall, we expect global GDP growth to be slower this year than last, but we believe it will remain positive. Investors should take heart that the stock market is once again mindful of risk and concerned about business cycles.

Growth Stock Fund P/E Relative to the S&P 500 P/E
--------------------------------------------------------------------------------

12/31/75          1.439
                  1.349
                  1.32
                  1.33

12/76             1.295
                  1.218
                  1.224
                  1.207

12/77             1.215
                  1.219
                  1.263
                  1.193

12/78             1.145

                  1.09
                  1.118
                  1.061

12/79             1.025
                  1.088
                  1.111
                  1.195

12/80             1.295
                  1.313
                  1.312
                  1.426

12/81             1.267
                  1.235
                  1.186
                  1.286

12/82             1.483
                  1.522
                  1.424
                  1.5

12/83             1.473
                  1.264
                  1.233
                  1.103

12/84             1.185
                  1.196
                  1.216
                  1.171

12/85             1.226
                  1.204
                  1.163
                  1.122

12/86             1.106
                  1.108
                  1
                  1.063

12/87             1.024
                  0.992
                  1.066
                  1.105

12/88             1.191
                  1.207
                  1.153
                  1.209

12/89             1.028
                  1
                  1.035
                  0.944

12/90             0.985
                  1.072
                  1.007
                  1.026

12/91             1.144
                  1.152
                  1.019
                  1.019

12/92             1.122
                  1.054
                  1.055
                  1.072

12/93             1.149
                  1.086
                  1.118
                  1.17

12/94             1.316
                  1.196
                  1.145
                  1.13

12/95             1.133
                  1.147
                  1.09
                  1.12

12/96             1.085
                  1.074
                  1.016
                  1.025

12/97             0.95
                  0.986
                  1.005
                  0.967

12/98             1.019
                  1.019
                  1.046
                  1.086

12/99             1.067
                  1.111
                  1.26
                  1.077

12/31/00          1.363

This chart is intended to show the history of the average (unweighted) P/E ratio of the fund's U.S. portfolio companies compared with the P/E ratio of the S&P Stock Index. Earnings per share are estimated by the fund's investment manager at each quarter-end.

     In this changing economic environment, we are optimistic about the prospects for reasonable gains in the year ahead, and we will continue to look for solid growth companies with strong fundamentals.

     Respectfully submitted,

     Robert W. Smith
     Chairman of the fund's Investment Advisory Committee

     January 12, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------


TWENTY-FIVE LARGEST HOLDINGS

                                                            Percent of
                                                            Net Assets
                                                              12/31/00

  Freddie Mac                                                     3.4%

  Citigroup                                                       3.0

  Pfizer                                                          3.0

  Cisco Systems                                                   2.3

  GE                                                              2.0

  First Data                                                      1.8

  Fannie Mae                                                      1.7

  Microsoft                                                       1.6

  Philip Morris                                                   1.5

  Baxter International                                            1.4

  ACE Limited                                                     1.4

  Johnson & Johnson                                               1.3

  UnitedHealth Group                                              1.3

  Solectron                                                       1.3

  American Home Products                                          1.3

  Baker Hughes                                                    1.3

  Wal-Mart                                                        1.3

  Safeway                                                         1.3

  Kroger                                                          1.2

  Royal Dutch Petroleum                                           1.2

  Chevron                                                         1.2

  Flextronics International                                       1.2

  Providian Financial                                             1.2

  Automatic Data Processing                                       1.1

  Viacom (Class B)                                                1.1

  Total                                                          40.4%


Note: Table excludes reserves.


Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/00

Ten Largest  Purchases
--------------------------------------------------------------------------------
Johnson & Johnson*

Exodus Communications*

Analog Devices

LSI Logic*

Honeywell International*

Disney*

EMC*

Microsoft

Crown Castle International

Macromedia


Ten Largest Sales
--------------------------------------------------------------------------------

Tyco International

Eli Lilly**

Wellpoint Health Networks

JDS Uniphase

Analog Devices

Siebel Systems

Flextronics International

Motorola**

Sandisk**

Maxim Integrated Products


*   Position added
**  Position eliminated


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Growth Stock Fund

                                                 S&P 500               GROWTH
                                                     500                STOCK
                                                   INDEX                 FUND

     12/90                                         10000                10000
     12/91                                         13047                13380
     12/92                                         14041                14182
     12/93                                         15456                16388
     12/94                                         15660                16534
     12/95                                         21545                21653
     12/96                                         26491                26352
     12/97                                         35330                33354
     12/98                                         45427                42496
     12/99                                         54985                51909
     12/00                                         49977                52049

Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 12/31/00       1 Year      3 Years      5 Years     10 Years

     Growth Stock Fund              0.27%       15.99%       19.17%       17.93%

Investment return and principal value represent past p0erformance and will vary. shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------
x                            Year
x                           Ended
x                        12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE
Beginning of
period                   $  33.27   $  32.07   $  28.99   $  26.18   $  23.35

Investment activities
  Net investment
  income (loss)              0.07       0.11       0.22       0.23       0.19

  Net realized and
  unrealized gain
  (loss)                     0.21       6.61       7.38       6.65       4.89

  Total from
  investment
  activities                 0.28       6.72       7.60       6.88       5.08

Distributions
  Net investment
  income                    (0.07)     (0.10)     (0.25)     (0.20)     (0.19)

  Net realized
  gain                      (6.28)     (5.42)     (4.27)     (3.87)     (2.06)

  Total
  distributions             (6.35)     (5.52)     (4.52)     (4.07)     (2.25)

NET ASSET VALUE
End of period               27.20      33.27      32.07      28.99   $  26.18

Ratios/Supplemental
Data

Total return(diamond)        0.27%     22.15%     27.41%     26.57%     21.70%

Ratio of total
expenses to
average net assets           0.73%      0.74%      0.74%      0.75%     0 .77

Ratio of net
investment income
(loss) to average
net assets                   0.20%      0.31%      0.67%      0.75%     0 .74


Portfolio turnover
rate                         74.3%      55.8%      54.8%      40.9%      49.0%

Net assets, end
of period
(in millions)            5,428     5,672     5,041      3,988      $3 ,431

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of thee financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
                                                              December 31, 2000


     Statement of Net Assets                             Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

       COMMON STOCKS  95.6%

       FINANCIAL  20.3%

       Bank and Trust  3.7%

       Bank of New York                                 885,000       48,841

       Chase Manhattan                                  672,500       30,557

       Firstar                                          742,100       17,254

       Mellon Financial                               1,100,000       54,106

       Wells Fargo                                      940,000       52,346

                                                                     203,104

       Insurance  3.8%                                        x            x


       ACE Limited                                    1,800,000       76,387

       Hartford Financial
       Services Group                                   600,000       42,375

       Loews                                            455,000       47,121

       Marsh & McLennan                                 165,000       19,305

       Mutual Risk Management                           485,332        7,371

       PartnerRe Holdings                               237,209       14,470

                                                                     207,029


       Financial Services  12.8%                              x            x

       AMBAC Financial Group                            300,000       17,494

       Capital One Financial                            765,000       50,346

       Citigroup                                      3,202,853      163,546

       Fairfax Financial
       Holdings (CAD) *                                 120,400       18,337

       Fannie Mae                                     1,080,400       93,725

       Freddie Mac                                    2,675,000      184,241

       Goldman Sachs Group                              100,000       10,694

       Morgan Stanley
       Dean Witter                                      530,000       42,002

       Providian Financial                            1,100,000       63,250

       State Street                                     210,000       26,084

       Stilwell Financial                               565,000       22,282

                                                                     692,001


       Total Financial                                             1,102,134

       UTILITIES  0.6%

       Telephone  0.6%

       SBC Communications                               300,000       14,325

       WorldCom *                                     1,225,300       17,231

       Total Utilities                                                31,556


       CONSUMER NONDURABLES  16.5%

       Beverages  1.9%

       Coca-Cola                                        885,000       53,930

       PepsiCo                                        1,000,000       49,562

                                                                     103,492


       Hospital Supplies/Hospital Management  3.4%

       Baxter International                             880,000       77,715

       UnitedHealth Group                             1,178,600       72,337

       Wellpoint Health Networks *                      300,000       34,575

                                                                     184,627


       Biotechnology  1.3%

       Amgen *                                          200,000       12,794

       Genentech *                                      360,000       29,340

       MedImmune *                                      543,900       25,954

                                                                      68,088


       Pharmaceuticals  8.2%

       American Home Products                         1,100,000       69,905

       Bristol-Myers Squibb                             359,600       26,588


       Johnson & Johnson                                695,000       73,018

       Merck                                            365,000       34,173

       Pfizer                                         3,516,250      161,748

       Pharmacia                                        688,300       41,986

       Schering-Plough                                  670,000       38,023

                                                                     445,441


       Miscellaneous Consumer Products  1 7%

       Gillette                                         350,000       12,644

       Philip Morris                                  1,850,900       81,439

                                                                      94,083

       Total Consumer Nondurables                                    895,731


       CONSUMER SERVICES  12.4%

       General Merchandisers  3.0%

       Kroger *                                       2,500,000       67,656

       Safeway *                                      1,100,400       68,775

       Target                                           750,000       24,188

                                                                     160,619


       Specialty Merchandisers  3.6%

       CVS                                              950,000       56,941

       Home Depot                                     1,080,000       49,342

       Wal-Mart                                       1,305,000       69,328

       Wal-Mart de Mexico ADR *                       1,000,000       20,031

                                                                     195,642


       Entertainment and Leisure  2.4%

       Disney                                           700,000       20,256

       MGM Mirage                                       995,773       28,068

       Starwood Hotels & Resorts Worldwide, REIT        765,900       26,998

       Viacom (Class B) *                             1,230,750       57,538

                                                                     132,860


       Media and Communications  3.4%

       AT&T Liberty Media (Class A) *                 2,540,000       34,449

       Clear Channel Communications *                   694,000       33,616

       Comcast (Class A Special) *                    1,175,000       49,020

       Infinity Broadcasting (Class A) *                455,700       12,731

       Omnicom Group                                    430,000       35,636

       WPP Group (GBP)                                1,550,300       20,214

                                                                     185,666


      Total Consumer Services                                        674,787

       TECHNOLOGY  31.5%

       Networking  2.3%

       Cisco Systems *                                3,230,000      123,547

                                                                     123,547


       Electronic Components  4.9%

       Altera *                                       1,050,000       27,661

       Analog Devices *                                 740,000       37,879

       Applied Micro Circuits *                         320,000       24,050

       Intel                                            775,600       23,316

       LSI Logic *                                    1,500,000       25,635

       Maxim Integrated Products *                      377,800       18,052

       Philips Electronics (EUR)                        696,924       25,535

       Samsung Electronics (KRW)                         60,200        7,519

       Sony (JPY)                                       375,000       25,914

       Texas Instruments                                723,800       34,290

       Xilinx *                                         398,400       18,451

                                                                     268,302


       Electronic Systems  6.3%

       Applera-Applied Biosystems Group                 277,200       26,074

       Applied Materials *                              760,000       29,023

       Dell Computer *                                1,455,000       25,417

       EMC *                                            655,000       43,557

       Flextronics International *                    2,248,600       64,085

       Hewlett-Packard                                  585,000       18,464

       KLA-Tencor *                                     860,000       28,998

       Solectron *                                    2,080,000       70,512

       Waters *                                         461,000       38,494

                                                                     344,624


       Specialized Computer  0.2%

       Sun Microsystems *                               450,000       12,530

                                                                      12,530

       Aerospace and Defense  0.5%

       United Technologies                              325,000       25,553

                                                                      25,553


       Computer Services  5.4%

       America Online *                               1,570,000       54,636

       Automatic Data Processing                        950,000       60,147

       Concord EFS *                                  1,050,000       46,134

       Exodus Communications *                        1,518,800       30,329

       First Data                                     1,885,000       99,316

                                                                     290,562


       Computer Software  5.1%

       Ariba *                                          278,400       14,938

       Electronic Arts *                                556,800       23,751

       Macromedia *                                     685,000       41,592

       Microsoft *                                    1,970,000       85,510

       Oracle *                                       1,640,000       47,663

       Siebel Systems *                                 490,000       33,121

       VERITAS Software *                               345,000       30,198

                                                                     276,773


       Wireless & Alternative Telecommunications  2.6%

       China Mobile (Hong Kong) (HKD) *               4,342,600       23,718

       Nextel Communications *                          723,500       17,884


       Sprint PCS *                                   1,280,000       26,160

       Vodafone Group (GBP)                          15,250,000       55,868

       XO Communications *                              920,000       16,417

                                                                     140,047


       Telecom Equipment  4.2%

       Corning                                          979,900       51,751

       Crown Castle International *                   1,791,600       48,541

       JDS Uniphase *                                   131,000        5,453

       Juniper Networks *                               236,600       29,841

       Nokia ADR                                        917,000       39,889

       Nortel Networks                                  490,000       15,711

       SDL *                                            250,700       37,190

                                                                     228,376

       Total Technology                                            1,710,314


       CAPITAL EQUIPMENT  3.8%

       Electrical Equipment  1.9%

       GE                                             2,220,000      106,421

                                                                     106,421


       Capital Equipment  1.0%

       Honeywell International                        1,131,800       53,549

                                                                      53,549


       Machinery  0.9%

       Danaher                                          715,000       48,888

                                                                      48,888

       Total Capital Equipment                                       208,858


       BUSINESS SERVICES AND

       TRANSPORTATION  0.9%

       Distribution Services  0.7%

       Sysco                                          1,313,000       39,390

                                                                      39,390


       Miscellaneous Business Services  0 2%

       Randstad Holdings (EUR)                          622,000        9,141

                                                                       9,141


       Total Business Services and Transportation                     48,531

       ENERGY  5.2%

       Energy Services  1.7%

       Baker Hughes                                   1,680,000       69,825

       El Paso Energy                                   350,000       25,069

                                                                      94,894


       Integrated Petroleum - International  3.5%

       Chevron                                          780,000       65,861

       Exxon Mobil                                      640,687       55,700

       Royal Dutch Petroleum                          1,105,000       66,921

                                                                     188,482

       Total Energy                                                  283,376


       MISCELLANEOUS  4.4%

       Conglomerates  2.0%

       Granada Compass (GBP) *                          500,000        5,319

       Hutchison Whampoa (HKD)                        3,900,000       48,627

       Tyco International                               968,500       53,752

                                                                     107,698


       Miscellaneous  2.4%

       Other Miscellaneous Common Stocks                             129,057

                                                                     129,057

       Total Miscellaneous                                           236,755

       Total Common Stocks (Cost  $3,882,924)                      5,192,042


       Options Written  0.0%

       Wal-Mart, Contracts, Call, 1/20/01 @ $50           2,000         (975)

       Total Options Written (Cost  ($694))                             (975)


       Short-Term Investments  5.1%


       Money Market Fund  5.1%

       Reserve Investment Fund, 6.69% # !            274,286,817     274,287

       Total Short-Term Investments (Cost  $274,287)                 274,287


       Total Investments in Securities

       100.7% of Net Assets (Cost $4,156,517)                      5,465,354


       Other Assets Less Liabilities                                 (37,055)


       NET ASSETS                                                  5,428,299

       Net Assets Consist of:

       Accumulated net investment income - net of disxributions          318

       Accumulated net realized gain/loss - net of dixtributions      50,861

       Net unrealized gain (loss)                                  1,308,852

Paid-in-capital applicable to 199,586,397 shares of $1.00 par

value capital stock outstanding; 200,000,000 shares authorized     4,068,268

       NET ASSETS                                                  5,428,299

       NET ASSET VALUE PER SHARE                                       27.20



         #        Seven-day yield
         !        Affiliated company
         *        Non-income producing
         ADR      American Depository Receipt
         REIT     Real Estate Investment Trust
         CAD      Canadian dollar
         EUR      Euro
         GBP      British sterling
         HKD      Hong Kong dollar
         JPY      Japanese yen
         KRW      S. Korean won

     The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Statement of Operations
In thousands

  x                                                                     Year
  x                                                                    Ended
  12/31/00
  Investment Income

  Income

  Dividend                                                            38,118

       Interest (Includes $15,552 from affiliated companies)          16,321

       Total income                                                   54,439

  Expenses
       Investment management                                          33,072

       Shareholder servicing                                           8,822

       Custody and accounting                                            405

       Prospectus and shareholder reports                                218

       Registration                                                       38

       Legal and audit                                                    18

       Directors                                                          16

       Miscellaneous                                                      31

       Total expenses                                                 42,620

       Expenses paid indirectly                                           (8)

       Net expenses                                                   42,612

  Net investment income                                               11,827


  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
       Securities                                                    968,317

       Written options                                                   (31)

       Foreign currency transactions                                  (1,969)

       Net realized gain (loss)                                      966,317

  Change in net unrealized gain or loss
       Securities                                                   (961,130)

       Written Options                                                  (281)

       Other assets and liabilities
       denominated in foreign currencies                                  25

       Change in net unrealized gain or loss                        (961,386)

  Net realized and unrealized gain (loss)                              4,931

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                              16,758

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                           Year
                                                          Ended
                                                       12/31/00     12/31/99

     Increase (Decrease) in Net Assets

     Operations
       Net investment income (loss)                      11,827       15,897

       Net realized gain (loss)                         966,317      818,030

       Change in net unrealized gain or loss           (961,386)     222,474

       Increase (decrease) in net assets
       from operations                                   16,758    1,056,401


     Distributions to shareholders
       Net investment income                            (11,688)     (14,697)

       Net realized gain                             (1,048,157)    (795,142)

       Decrease in net assets from distributions     (1,059,845)    (809,839


     Capital share transactions *
       Shares sold                                      719,902      572,132

       Distributions reinvested                         996,094      761,616

       Shares redeemed                                 (916,941)    (949,227)

       Increase (decrease) in net assets
       from capital  share transactions                 799,055      384,521

     Net Assets

     Increase (decrease) during period                 (244,032)     631,083

     Beginning of period                              5,672,331    5,041,248

     End of period                                    5,428,299    5,672,331

     *Share information
       Shares sold                                       20,884       17,127

       Distributions reinvested                          35,524       24,481

       Shares redeemed                                  (27,290)     (28,337)

       Increase (decrease) in shares outstanding         29,118       13,271


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
                                                              December 31, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on April 11, 1950. The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, written options are valued at the mean of the latest bid and asked prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the year ended December 31, 2000, were as follows:

--------------------------------------------------------------------------------
                                               Number of
                                               Contracts            Premiums

     Outstanding at beginning of period             --             $    --

     Written                                       8,000           2,388,000

     Expired                                      (2,300)           (453,000)

     Closed                                       (3,700)         (1,241,000)

     Outstanding at end of period                  2,000             694,000


Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,142,655,000 and $4,455,077,000, respectively, for the year ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     Undistributed net investment income                     (864,000)

     Undistributed net realized gain                      (70,646,000)

     Paid-in-capital                                       71,510,000


     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $4,156,517,000. Net unrealized gain aggregated $1,308,837,000 at period end, of which $1,715,341,000 related to appreciated investments and $406,504,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $2,660,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $7,139,000 for the year ended December 31, 2000, of which $643,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Group (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Growth Fund held approximately 5% of the outstanding shares of the Growth Stock Fund at December 31, 2000. For the year then ended, the fund was allocated $685,000 of Spectrum expenses, $108,000 of which was payable at period-end.

     Additionally, the fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $15,552,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $21,488,000 with certain affiliates of the manager and paid commissions of $22,000 related thereto.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of
T. Rowe Price Growth Stock Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth Stock Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/00

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $260,100,000 from short-term capital gains

o $858,703,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $29,808,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.      F4O-050  12/31/00